                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 16-Oct-03

                       CIT Equipment Collateral 2003-VT1

A Delaware                   Commission File                    I.R.S. Employer
Corporation                  No. 0001240986                     No. 75-6688971

                          c/o CIT Financial USA, Inc.
                   1 CIT Drive, Livingston, New Jersey 07039
                        Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2003-VT1
                            Monthly Servicing Report

                                                                                    Determination Date:            10/16/03
                                                                                     Collection Period:            09/30/03
                                                                                          Payment Date:            10/20/03
I. AVAILABLE FUNDS

     A. Available Pledged Revenues

          a. Scheduled Payments Received                                                                     $28,233,556.81
          b. Liquidation Proceeds Allocated to Owner Trust                                                     1,380,658.86
          c. Required Payoff Amounts of Prepaid Contracts                                                        879,044.35
          d. Required Payoff Amounts of Purchased Contracts                                                            0.00
          e. Proceeds of Clean-up Call                                                                                 0.00
          f. Investment Earnings on Collection Account and Note Distribution Account                                   0.00
                                                                                                             --------------
               Total Available Pledged Revenues =                                                            $30,493,260.02

     B. Determination of Available Funds

          a. Total Available Pledged Revenues                                                                $30,493,260.02
          b. Receipt from Class A-3a Swap Counterparty                                                                 0.00
          c. Servicer Advances                                                                                 2,153,345.41
          d. Recoveries of prior Servicer Advances                                                            (2,807,128.81)
          e. Withdrawal from Cash Collateral Account                                                             413,944.49
                                                                                                             --------------
               Total Available Funds =                                                                       $30,253,421.11
                                                                                                             ==============

II. DISTRIBUTION AMOUNTS

     A. COLLECTION ACCOUNT DISTRIBUTIONS

          1. Servicing Fee                                                                                           478,675.01

          2. Class A-1 Note Interest Distribution                                                   138,652.91
             Class A-1 Note Principal Distribution                                               26,542,445.35
                    Aggregate Class A-1 distribution                                                              26,681,098.26

          3. Class A-2 Note Interest Distribution                                                   169,333.33
             Class A-2 Note Principal Distribution                                                        0.00
                    Aggregate Class A-2 distribution                                                                 169,333.33

          4. Class A-3a Note Interest Distribution                                                  211,944.44
             Class A-3a Note Principal Distribution                                                       0.00

             Class A-3b Note Interest Distribution                                                  154,850.00
             Class A-3b Note Principal Distribution                                                       0.00
                    Aggregate Class A-3 distribution                                                                 366,794.44

          5. Class A-4 Note Interest Distribution                                                   117,325.25
             Class A-4 Note Principal Distribution                                                        0.00
                    Aggregate Class A-4 distribution                                                                 117,325.25

          6. Class B Note Interest Distribution                                                      37,033.49
             Class B Note Principal Distribution                                                    791,238.20
                    Aggregate Class B distribution                                                                   828,271.69

          7. Class C Note Interest Distribution                                                      25,465.51
             Class C Note Principal Distribution                                                    431,584.48
                    Aggregate Class C distribution                                                                   457,049.99

          8. Class D Note Interest Distribution                                                      71,482.13
             Class D Note Principal Distribution                                                  1,007,030.45
                    Aggregate Class D distribution                                                                 1,078,512.58

          9. Payment due to the Class A-3a Swap Counterparty                                                          76,360.56

          10. Deposit to the Cash Collateral Account                                                                       0.00

          11. Amounts in accordance with the CCA Loan Agreement                                                            0.00

          12. Remainder to the holder of the equity certificate                                                            0.00
                                                                                                                  -------------
                                                      Collection Account Distributions =                          30,253,421.11
                                                                                                                  =============


     B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1. Payment due on the Senior Loan                                                                        2,005,105.52

          2. Payment due on the Holdback                                                                                   0.00

          3. Payment to the Depositor                                                                                      0.00
                                                                                                                  -------------
                                                      Cash Collateral Account Distributions =                      2,005,105.52
                                                                                                                  =============

     C. INCORRECT DEPOSITS TO BE RETURNED TO CIT      Collection Account Distributions =                                   0.00
                                                                                                                  -------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

          ----------------------------------------------------------------------------------------------------
                 Distribution         Class A-1              Class A-2        Class A-3             Class A-4
                    Amounts             Notes                  Notes            Notes                 Notes
          ----------------------------------------------------------------------------------------------------
     1.          Interest Due         138,652.91             169,333.33      366,794.44             117,325.25
     2.          Interest Paid        138,652.91             169,333.33      366,794.44             117,325.25
     3.       Interest Shortfall            0.00                   0.00            0.00                   0.00
                ((1) minus (2))
     4.         Principal Paid     26,542,445.35                   0.00            0.00                   0.00
     5.  Total Distribution Amount 26,681,098.26             169,333.33      366,794.44             117,325.25
                ((2) plus (4))


          ----------------------------------------------------------------------------------------------------
                 Distribution          Class B                Class C         Class D             Total Offered
                    Amounts             Notes                  Notes           Notes                  Notes
          ----------------------------------------------------------------------------------------------------
     1.          Interest Due          37,033.49              25,465.51       71,482.13             926,087.06
     2.          Interest Paid         37,033.49              25,465.51       71,482.13             926,087.06
     3.       Interest Shortfall            0.00                   0.00            0.00                   0.00
                ((1) minus (2))
     4.         Principal Paid        791,238.20             431,584.48    1,007,030.45          28,772,298.48
     5.   Total Distribution Amount   828,271.69             457,049.99    1,078,512.58          29,698,385.54
                ((2) plus (4))


IV. Information Regarding the Securities

     A Summary of Balance Information

          --------------------------------------------------------------------------------------------------------------------
                                         Applicable    Principal Balance     Class Factor    Principal Balance    Class Factor
                     Class                 Coupon            Oct-03              Oct-03            Sep-03            Sep-03
                                            Rate          Payment Date        Payment Date      Payment Date      Payment Date
          --------------------------------------------------------------------------------------------------------------------
     a.         Class A-1 Notes           1.2088%        120,938,862.84         0.49363         147,481,308.19         0.60196
     b.         Class A-2 Notes           1.2700%        160,000,000.00         1.00000         160,000,000.00         1.00000
     c.        Class A-3a Notes           1.2500%        218,000,000.00         1.00000         218,000,000.00         1.00000
     d.        Class A-3b Notes           1.6300%        114,000,000.00         1.00000         114,000,000.00         1.00000
     e.         Class A-4 Notes           2.1000%         67,043,000.00         1.00000          67,043,000.00         1.00000
     f.          Class B Notes            2.1100%         20,270,462.04         0.84569          21,061,700.24         0.87871
     g.          Class C Notes            2.6600%         11,056,615.66         0.84569          11,488,200.14         0.87871
     h.          Class D Notes            3.2000%         25,798,769.86         0.84566          26,805,800.31         0.87867
     i.                    Total Offered Notes           737,107,710.40                         765,880,008.88
     j.                 One - Month Libor Rate                  1.12000%


     B Other Information

          --------------------------------------------------------------
                                    Scheduled              Scheduled
                                Principal Balance      Principal Balance
                     Class           Oct-03                 Sep-03
                                  Payment Date           Payment Date
          --------------------------------------------------------------
                Class A-1 Notes   125,306,869.00         149,546,269.00


          --------------------------------------------------------------------------------------------------------------------
                                                            Target            Class                Target            Class
                                          Class         Principal Amount      Floor            Principal Amount      Floor
                     Class              Percentage           Oct-03           Oct-03                Sep-03           Sep-03
                                                          Payment Date     Payment Date          Payment Date     Payment Date
          --------------------------------------------------------------------------------------------------------------------
                    Class A                92.25%        679,981,862.85                         706,524,308.20
                    Class B                 2.75%         20,270,462.04            0.00          21,061,700.24            0.00
                    Class C                 1.50%         11,056,615.66            0.00          11,488,200.13            0.00
                    Class D                 3.50%         25,798,769.86            0.00          26,805,800.31            0.00

V. PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT

          1. Principal Balance of Notes and Equity Certificates                             765,880,008.88
             (End of Prior Collection Period)
          2. Contract Pool Principal Balance (End of Collection Period)                     737,107,710.40
                                                                                            --------------
                  Total monthly principal amount                                             28,772,298.48

     B. PRINCIPAL BREAKDOWN                                                No. of Accounts
                                                                           ---------------
          1. Scheduled Principal                                                61,052       25,966,439.61
          2. Prepaid Contracts                                                     104          879,044.34
          3. Defaulted Contracts                                                   322        1,926,814.53
          4. Contracts purchased by CIT Financial USA, Inc.                          0                0.00
                                                                           -------------------------------
             Total Principal Breakdown                                          61,478       28,772,298.48


VI. CONTRACT POOL DATA

     A. CONTRACT POOL CHARACTERISTICS

                                                                     ---------------------------------------------------------
                                                                           Original             Oct-03              Sep-03
                                                                             Pool            Payment Date        Payment Date
                                                                     ---------------------------------------------------------
          1. a. Contract Pool Balance                                   871,593,322.00      737,107,710.40      765,880,008.88
             b. No. of Contracts                                                62,416              61,478              61,904
             c. Pool Factor

          2. Weighted Average Remaining Term                                     39.20               35.06               35.86

          3. Weighted Average Original Term                                      44.80

     B. DELINQUENCY INFORMATION

                                                         -----------------------------------------------------------------------
                                                             % of           % of Aggregate
                                                                            Required Payoff          No. of   Aggregate Required
                                                           Contracts             Amount             Accounts    Payoff Amounts
                                                         -----------------------------------------------------------------------
          1. Current                                         96.45%              97.63%             59,296      724,358,556.34
             31-60 days                                       1.74%               1.55%              1,069       11,520,582.62
             61-90 days                                       0.72%               0.36%                444        2,672,365.72
             91-120 days                                      0.46%               0.21%                281        1,575,536.73
             120+ days                                        0.63%               0.24%                388        1,787,728.39

                          Total Delinquency                 100.00%             100.00%             61,478      741,914,769.80

          2. Delinquent Scheduled Payments:

             Beginning of Collection Period                                                   5,460,842.80
             End of Collection Period                                                         4,807,059.40
                                                                                              -------------
                  Change in Delinquent Scheduled Payments                                      (653,783.40)


     C. DEFAULTED CONTRACT INFORMATION

          1. Required Payoff Amount on Defaulted Contracts                                    1,926,814.53
          2. Liquidation Proceeds received                                                    1,380,658.86
                                                                                              -------------
          3. Current Liquidation Loss Amount                                                    546,155.67

          4. Cumulative Liquidation Losses to date                                              992,197.97

                                   % of Initial Contracts                                            0.681%
                       % of Initial Contract Pool Balance                                            0.114%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE
          1. Opening Servicer Advance Balance                                       5,460,842.80
          2. Current Period Servicer Advance                                        2,153,345.41
          3. Recoveries of prior Servicer Advances                                 (2,807,128.81)
                                                                                   --------------
          4. Ending Servicer Advance Balance                                        4,807,059.40

     B. CASH COLLATERAL ACCOUNT

          1. Applicable Rates for the Interest Period:
             a. Libor Rate for the Interest Period                                                       1.1200%
             b. Senior Loan Interest Rate                                                                4.6200%
             c. Holdback Amount Interest Rate                                                            7.1200%

          2. Opening Cash Collateral Account                                                                     63,185,100.73

          3. Deposit from the Collection Account                                                                          0.00

          4. Withdrawals from the Cash Collateral Account                                                          (413,944.49)

          5. Investment Earnings                                                                                     45,335.39

          6. Investment Earnings Distributions:
             a. Senior Loan Interest                                                                                (45,335.39)
             b. Senior Loan Principal                                                                                     0.00
             c. Holdback Amount Interest                                                                                  0.00
             d. Holdback Amount Principal                                                                                 0.00
                                                                                                                 --------------
                     Total Investment Earnings distributions                                                        (45,335.39)

          7. Remaining available amount                                                                          62,861,827.02

          8. Required Cash Collateral Account Amount                                                             60,811,386.11

          9. Cash Collateral Account Surplus/ (Shortfall)                                                         2,050,440.91

          10. Distribution of CCA Surplus:
              a. Senior Loan Principal                                                                           (1,959,770.13)
              b. Holdback Amount Principal                                                                                0.00
                                                                                                                 --------------
                      Total Distribution of Surplus                                                              (1,959,770.13)

          11. Ending Cash Collateral Account                                                                     60,811,386.11

          12. Cash Collateral Account deficiency                                                                          0.00

     C. OTHER RELATED INFORMATION

          1. Assumed Fixed Swap rate for Class A-3a                                       1.5870%

          2. Discount Rate                                                                2.4530%

          3. Life to Date Prepayment (CPR)                                                4.4792%

          4. Life to Date Substitutions:

             a. Prepayments                                                  0.00

             b. Defaults                                                     0.00

             --------------------------------------------------------------------
                                                 Oct-03                 Sep-03
                    Item                      Payment Date           Payment Date
             --------------------------------------------------------------------
             a. Senior Loan                   17,747,709.34         19,707,479.47
             b. Holdback Amount               42,271,204.00         42,271,204.00

NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT
   Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 10/20/03

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer